Aspiriant Risk-Managed Municipal Bond Fund (the “Fund”)

A series of Aspiriant Trust

Supplement dated March 17, 2016
to the Prospectus and Statement of Additional Information dated June 15, 2015, as supplemented October 29, 2015 and February 3, 2016

This supplement updates information in the Prospectus and Statement of Additional Information (“SAI”) for the Fund and should be read in conjunction with those documents.

Aspiriant, LLC (the “Adviser”) has added John Allen, David Grecsek, and Marc Castellani to the Fund’s portfolio management team. Specific changes to the Prospectus and SAI are set forth below.

•	The following paragraph is added to the sub-section “Portfolio Managers” under the section titled “Management” beginning on page 6 of the Prospectus:

John Allen, CFA, CAIA, Chief Investment Officer at the Adviser, David Grecsek, CFA, Managing Director of Investment Strategy & Research at the Adviser, and Marc Castellani, CIMA, Director of Investment Strategy & Research at the Adviser, have co-managed the Fund since October 2015.

•	The following paragraphs are added to the sub-section “Portfolio Managers” under the section titled “Management of the Fund” beginning on page 16 of the Prospectus:

John Allen, CFA, is Chief Investment Officer at the Adviser. Mr. Allen has more than twenty years of experience in the financial services industry. Prior to joining the Adviser he was a senior member of the client service team at Grantham, Mayo, Van Otterloo (“GMO”). Prior to joining GMO, Mr. Allen was Head of Investments at a large family office. He began working in the financial services industry in the investment banking department at Donaldson, Lufkin & Jenrette (“DLJ”) and business consulting practice of Stern Stewart & Company.

David Grecsek, CFA, is Managing Director of Investment Strategy & Research at the Adviser. Mr. Grecsek has more than twenty years of experience in the financial services industry. Prior to joining the Adviser, he was Head of Investment Research at Deloitte Investment Advisors. Previously, Mr. Grecsek worked in various investment research and risk management roles at Merrill Lynch & Co.

Marc Castellani, CIMA, is Director of Investment Strategy & Research at the Adviser. Mr. Castellani has more than twenty years of experience in the financial services industry. Prior to joining the Adviser, he worked at J.P. Morgan Private Bank in Los Angeles. Previously, Mr. Castellani worked in Merger and Acquisitions of J.P. Morgan and Banc of America Securities. He began his career in the financial services industry as an Associate in the corporate finance advisory practice of Stern Stewart & Company.

•	The following table is added to the section titled “Portfolio Managers” beginning on page 28 of the SAI:

The following table provides information about other accounts managed by the Fund’s portfolio managers as of December 31, 2015.

Aspiriant, LLC	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager	Number	Assets (in Millions)	Number	Assets (in Millions)
John Allen
Registered Investment Companies	0	$1,135	0	$0
Other Pooled Investment Vehicles	4	$418	0	$0
Other Accounts	0	$0	0	$0

David Grecsek
Registered Investment Companies	0	$1,135	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Marc Castellani
Registered Investment Companies	0	$1,135	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

•	The header of the table under the section titled “Portfolio Managers” beginning on page 28 of the SAI is deleted in its entirety and replaced with the following:

Sub-Adviser	Total Accounts	Accounts With Performance-Based Fees

•	The following is added to the sub-section “Portfolio Manager Compensation” under the section titled “Portfolio Managers” beginning on page 29 of the SAI:

Aspiriant. John Allen and David Grecsek are compensated with base compensation, bonus (a percentage of base compensation), and a share purchase incentive (bonus based on percentage of profit of the Adviser divided by shareholders per capita). Marc Castellani is compensated with a base compensation and bonus (a percentage of base compensation).

•	The 1st paragraph of the sub-section “Portfolio Manager Compensation” under the section titled “Portfolio Managers” beginning on page 29 of the SAI is deleted in its entirety and replaced with the following:

Sub-Adviser. Portfolio manager compensation consists primarily of base pay, an annual cash bonus, and long-term incentive payments.

•	The following is added to the sub-section “Material Conflicts of Interest” under the section titled “Portfolio Managers” beginning on page 29 of the SAI:

Aspiriant. While the compensation of portfolio managers is not tied to the performance of the Fund, the portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Adviser’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it is believed that such aggregation may facilitate the Adviser’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. The Adviser generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. The Adviser’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Adviser prohibits late trading, frequent trading and/or market timing in the Fund and monitors trades daily to ensure this policy is not violated.

•	The first paragraph of the sub-section “Material Conflicts of Interest” under the section titled “Portfolio Managers” beginning on page 29 of the SAI is deleted in its entirety and replaced with the following:

Sub-Adviser. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

•	The sub-section “Ownership of Fund Shares” is added to the end of the section titled “Portfolio Managers” beginning on page 28 of the SAI:

The following table shows the dollar range of each portfolio manager’s beneficial ownership of shares of the Fund as of December 31, 2015.

Name	Dollar Range of Fund Shares Owned
John Allen	NONE
David Grecsek	NONE
Marc Castellani	NONE
John V. Miller	NONE
Paul L. Brennan	NONE
Douglas M. Baker	NONE

Please retain this supplement for future reference.

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